                                                                    EXHIBIT (21)

                          SUBSIDIARIES OF THE COMPANY

    PacifiCorp Holdings, Inc., a wholly-owned subsidiary of the Company and a Delaware corporation, has the following subsidiaries:

                                                                                     APPROXIMATE
                                                                                    PERCENTAGE OF       STATE OR
                                                                                       VOTING       JURISDICTION OF
                                                                                     SECURITIES     INCORPORATION OR
NAME OF SUBSIDIARY                                                                      OWNED         ORGANIZATION
---------------------------------------------------------------------------------  ---------------  ----------------
PACE Group, Inc. ................................................................          100%     Oregon
PacifiCorp Financial Services, Inc. .............................................          100%     Oregon
  Color Spot, Inc. ..............................................................          100%     Oregon
  Pacific Development, Inc. .....................................................          100%     Oregon
  Pacific Harbor Capital, Inc. ..................................................          100%     Delaware
  Pacific Relocation Service Company.............................................          100%     Oregon
  PacifiCorp Capital, Inc. ......................................................          100%     Virginia
  PacifiCorp Credit, Inc. .......................................................          100%     Oregon
Pacific Generation Company.......................................................          100%     Oregon
  Energy National, Inc. .........................................................          100%     Utah
  ONSITE Energy, Inc. ...........................................................          100%     Oregon
Pacific Telecom, Inc. ...........................................................           87%     Washington
PacifiCorp Trans, Inc. ..........................................................          100%     Oregon

    Pacific Telecom, Inc., an 87% owned subsidiary of PacifiCorp Holdings, Inc., and a Washington corporation, has the following subsidiaries:

                                                                                     APPROXIMATE
                                                                                    PERCENTAGE OF       STATE OR
                                                                                       VOTING       JURISDICTION OF
                                                                                     SECURITIES     INCORPORATION OR
NAME OF SUBSIDIARY                                                                      OWNED         ORGANIZATION
---------------------------------------------------------------------------------  ---------------  ----------------
Alascom, Inc. ...................................................................          100%     Alaska
Cascade Autovon Company..........................................................          100%     Washington
Eagle Telecommunications, Inc./Colorado..........................................          100%     Colorado
Eagle Valley Communications Corporation..........................................          100%     Colorado
Gem State Utilities Corporation..................................................           92%     Idaho
Indianhead Communications Corporation............................................          100%     Wisconsin
Inter Island Telephone Company, Inc. ............................................          100%     Washington
International Communications Holdings, Inc. .....................................           85%     Delaware
North-West Cellular, Inc. .......................................................          100%     Nevada
Northland Telephone Company......................................................          100%     Minnesota
North-West Telephone Company.....................................................          100%     Wisconsin
Northwestern Telephone Systems, Inc. ............................................           99%     Oregon
Pacific Telecom Cable, Inc. .....................................................           80%     Delaware

                                                                                     APPROXIMATE
                                                                                    PERCENTAGE OF       STATE OR
                                                                                       VOTING       JURISDICTION OF
                                                                                     SECURITIES     INCORPORATION OR
NAME OF SUBSIDIARY                                                                      OWNED         ORGANIZATION
---------------------------------------------------------------------------------  ---------------  ----------------
Pacific Telecom Cellular, Inc. ..................................................          100%     Delaware
  Pacific Telecom Cellular of Alaska, Inc. ......................................          100%     Alaska
  Pacific Telecom Cellular of I-5, Inc. .........................................          100%     Washington
  Pacific Telecom Cellular of Michigan, Inc. ....................................          100%     Michigan
  Pacific Telecom Cellular of Minnesota, Inc. ...................................          100%     Minnesota
  Pacific Telecom Cellular of Oregon, Inc. ......................................          100%     Oregon
  Pacific Telecom Cellular of South Dakota, Inc. ................................          100%     South Dakota
  Pacific Telecom Cellular of Washington, Inc. ..................................          100%     Washington
  Pacific Telecom Cellular of Wisconsin, Inc. ...................................          100%     Wisconsin
Pacific Telecom Service Company..................................................          100%     Washington
Pacific Telecom Transmission Services, Inc. .....................................          100%     Oregon
Postville Telephone Company......................................................          100%     Wisconsin
Price County Telephone Cellular, Inc. ...........................................          100%     Wisconsin
PTI Broadcasting, Inc. ..........................................................          100%     Oregon
Rib Lake Cellular for Wisconsin RSA #2, Inc. ....................................          100%     Wisconsin
Telephone Utilities, Inc. .......................................................          100%     Washington
Telephone Utilities of Alaska, Inc. .............................................          100%     Alaska
Telephone Utilities of Eastern Oregon, Inc. .....................................          100%     Oregon
Telephone Utilities of Northland, Inc. ..........................................          100%     Alaska
Telephone Utilities of Oregon, Inc. .............................................          100%     Oregon
Telephone Utilities of Washington, Inc. .........................................          100%     Washington
Telephone Utilities of Wyoming, Inc. ............................................          100%     Wyoming
Wayside Cellular, Inc. ..........................................................          100%     Wisconsin
Wayside Telecom, Inc. ...........................................................          100%     Wisconsin
The Wayside Telephone Company....................................................          100%     Wisconsin

    The Company also has the following subsidiaries:

                                                                                     APPROXIMATE
                                                                                    PERCENTAGE OF       STATE OR
                                                                                       VOTING       JURISDICTION OF
                                                                                     SECURITIES     INCORPORATION OR
NAME OF SUBSIDIARY                                                                      OWNED         ORGANIZATION
---------------------------------------------------------------------------------  ---------------  ----------------
Centralia Mining Company.........................................................          100%     Washington
Energy West Mining Company.......................................................          100%     Utah
Glenrock Coal Company............................................................          100%     Wyoming
Interwest Mining Company.........................................................          100%     Oregon
Pacific Minerals, Inc. ..........................................................          100%     Wyoming
Bridger Coal Company, a joint venture............................................         66.67%    Wyoming

                                      S-4